June 6, 2003

                                                        Toyota Motor Corporation

                  Summary of Amendment Reports on Bulk Holding

- The following is a summary of the amendment reports on bulk holding prepared pursuant to Paragraph 1, Article 27-25 of the Securities and Exchange Law in Japan.

- These amendment reports were filed with the Director of the Tokai Local Finance Bureau on June 6, 2003.

- Holding purposes of all the submitters are for strategic investment.




Issuing Company: Aichi Steel Corporation (Listed securities exchange:Tokyo, Nagoya)                       Total

----------------------------------------------------------------------------------------------------------------------------
    Total number    198,866,751
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota        Daihatsu  Hino     Kanto    Toyota       Towa Real
    submitter       Motor         Motor     Motors,  Auto     Auto         Estate Co.,
                    Corporation   Co., Ltd. Ltd.     Works,   Body         Ltd.
                                                     Ltd.     Co., Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       49,157,800    33,000    33,000   33,000   886,500      4,617,000                     54,760,300
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of
    potentially             -         -         -        -         -         -                                   -
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      24.72%     0.02%     0.02%     0.02%   0.45%        2.32%                             27.54%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      24.72%     0.02%     0.02%        -         -         -                               24.75%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition         -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of        2,678,855       -        -        -         -   32,803
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------





Issuing Company: Toyota Auto Body Co., Ltd. (Listed securities exchange:Tokyo, Nagoya)                    Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    86,240,466
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota        ARACO         Kanto         Towa Real
    submitter       Motor         Corporation   Auto          Estate Co.,
                    Corporation                 Works,        Ltd.
                                                Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       43,126,139    92,609        35,000        410,391                                    43,664,139
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of
    potentially              -         -             -              -                                             -
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       50.01%      0.11%         0.04%         0.48%                                        50.63%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      47.07%       0.11%             -             -                                        47.18%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition     Toyota Motor Corporation acquired 2,500,000 shares at 1,311 yen per share on May 30, 2003.
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of       11,780,738          -             -        76,529
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------





Issuing Company: Kanto Auto Works, Ltd. (Listed securities exchange:Tokyo, Nagoya)                        Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    69,843,137
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota       Daihatsu  Tokyo      Hino     Toyota     Central    Towa Real
    submitter       Motor        Motor     Toyo-Pet   Motors,  Auto       Motor      Estate Co.,
                    Corporation  Co., Ltd. Motor      Ltd.     Body       Co.,       Ltd.
                                           Sales               Co., Ltd.  Ltd.
                                           Co.,
                                           Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       34,975,222   46,200    108,570    46,200   34,650     33,100     330,000              35,573,942
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of
    potentially             -         -          -         -        -          -           -                        -
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       50.08%     0.07%     0.16%     0.07%     0.05%     0.05%       0.47%                    50.93%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       48.95%     0.07%     0.16%     0.07%         -         -           -                    49.23%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition     Toyota Motor Corporation acquired 790,000 shares at 685 yen per share on May 30, 2003.
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of         673,090          -         -         -         -         -     161,411
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------


                                     1 / 5




Issuing Company:Toyota Industries Corporation (Listed securities exchange:Tokyo, Osaka, Nagoya)           Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    313,324,451
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota        Kanto     Toyota     Towa Real
    submitter       Motor         Auto      Auto       Estate Co.,
                    Corporation   Works,    Body       Ltd.
                                  Ltd.      Co.,
                                            Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       72,316,114    143,001   574,649    7,697,374                                        80,731,138
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of       10,030,747          -         -      100,811                                        10,131,558
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       25.47%       0.05%    0.18%        2.49%                                            28.09%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       25.47%           -        -            -                                            25.47%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition              -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of       44,544,577           -        -            -
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------




Issuing Company: Toyota Tsusho Corporation (Listed securities exchange:Tokyo, Nagoya)                     Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    282,867,304
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota       Toyofuji  Central  ARACO        Daihatsu   Hino     Kanto    Toyota    Towa Real
    submitter       Motor        Shipping  Motor    Corporation  Motor      Motors,  Auto     Auto      Estate Co.,
                    Corporation  Co., Ltd. Wheel    Ltd.         Co., Ltd.  Ltd.     Works,   Body      Ltd.
                                           Co.,                                      Ltd.     Co., Ltd.
                                           Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       65,030,725   72,765    72,636   48,424       66,701     294,819  147,409  308,826   3,193,432 69,235,737
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of
    potentially             -         -         -        -            -           -        -        -           -          -
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      22.99%     0.03%     0.03%    0.02%        0.02%       0.10%    0.05%    0.11%       1.13%     24.48%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      22.99%     0.03%     0.03%    0.02%        0.02%       0.10%        -        -           -     23.18%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition             -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of       4,895,056         -        -        -             -           -        -        -           -     59,632
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------





Issuing Company: DENSO CORPORATION (Listed securities exchange:Tokyo, Osaka, Nagoya)                      Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    884,068,713
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota      Hino      Kanto    Toyota   Towa Real
    submitter       Motor       Motors,   Auto     Auto     Estate Co.,
                    Corporation Ltd.      Works,   Body     Ltd.
                                          Ltd.     Co.,
                                                   Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       207,626,856 343,146   432,005  591,980  756,800                                   209,750,787
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of                 -       -         -        -        -
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      23.49%     0.04%     0.05%    0.07%    0.09%                                         23.73%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      23.49%     0.04%         -        -        -                                         23.52%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition             -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of       81,107,879        -          -       -  480,601
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------

                                     2 / 5



----------------------------------------------------------------------------------------------------------------------------
Issuing Company: Hino Motors, Ltd. (Listed securities exchange:Tokyo, Osaka, Nagoya, Fukuoka, Sapporo)    Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    574,580,850
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota       Daihatsu    Kanto Auto
    submitter       Motor        Motor       Works, Ltd.
                    Corporation  Co., Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       287,897,126  525,000     42,000                                                     288,464,126
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of                 -        -          -                                                                -
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of        50.11%     0.09%      0.01%                                                          50.20%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of        50.11%     0.09%          -                                                           50.20%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition               -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of       120,464,817         -          -
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------





Issuing Company: Toyoda Machine Works, Ltd. (Listed securities exchange:Tokyo, Osaka, Nagoya)             Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    132,939,520
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota       Daihatsu  Kanto    Toyota   Towa Real
    submitter       Motor        Motor     Auto     Auto     Estate Co.,
                    Corporation  Co., Ltd. Works,   Body     Ltd.
                                           Ltd.     Co.,
                                                    Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       31,402,631   20,461    20,461   129,542  618,379                                     32,191,474
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of        4,596,622        -         -         -        -                                      4,596,622
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       26.17%     0.02%     0.02%     0.10%    0.47%                                        26.75%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       26.17%     0.02%         -         -        -                                        26.19%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition              -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of       10,965,734        -          -         -     218,866
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------
Issuing Company:Toyoda Gosei Co., Ltd. (Listed securities exchange:Tokyo, Nagoya)                         Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    124,158,137
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota       Daihatsu    Hino     Kanto    Toyota    Central  Towa Real
    submitter       Motor        Motor       Motors,  Auto     Auto      Motor    Estate Co.,
                    Corporation  Co., Ltd.   Ltd.     Works,   Body      Co.,     Ltd.
                                                      Ltd.     Co., Ltd. Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       51,725,486   44,005      44,005   44,005   46,807    14,668   540,369                 52,459,345
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of        3,734,054        -           -        -        -         -         -                  3,734,054
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      43.36%     0.04%        0.04%    0.04%    0.04%    0.01%     0.44%                     43.94%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      43.50%     0.04%        0.04%        -        -        -         -                      43.57%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition             -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of      11,030,088         -            -        -         -       -     288,117
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------


                                     3 / 5



----------------------------------------------------------------------------------------------------------------------------
Issuing Company: Aisin Seiki Co., Ltd. (Listed securities exchange:Tokyo, Osaka, Nagoya)                  Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    289,229,898
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota       Toyota        Kanto    Toyota   Towa Real
    submitter       Motor        Central       Auto     Auto     Estate Co.,
                    Corporation  Research      Works,   Body     Ltd.
                                 and           Ltd.     Co.,
                                 Development            Ltd.
                                 Laboratories,
                                 Incorporated
----------------------------------------------------------------------------------------------------------------------------
    Number of       65,558,549   27,751        38,115   237,583   6,344,791                            72,206,789
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of        4,738,675        -             -         -           -                              4,738,675
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       23.91%     0.01%        0.01%      0.08%       2.19%                                26.17%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       23.91%     0.01%            -          -           -                                23.92%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition              -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of       21,243,522         -             -         -       804,084
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
Issuing Company: Trinity Industrial Corporation  (Listed securities exchange:Tokyo)                       Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    18,220,000
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota       ARACO        Daihatsu   Hino     Kanto     Toyota    Central Motor
    submitter       Motor        Corporation  Motor      Motors,  Auto      Auto      Co., Ltd.
                    Corporation               Co.,       Ltd.     Works,    Body
                                              Ltd.                Ltd.      Co.,
                                                                            Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       7,595,480    50,000       100,000    100,000  100,000   100,000   50,000           8,095,480
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of               -         -             -          -        -         -        -                    -
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      41.69%     0.27%          0.55%      0.55%    0.55%     0.55%    0.27%              44.43%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of      41.69%     0.27%          0.55%      0.55%        -         -        -              43.06%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition             -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of         679,745         -              -          -        -          -       -
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
Issuing Company: TOKAI RIKA CO., LTD. (Listed securities exchange:Tokyo, Nagoya)                          Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    77,562,657
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota       Daihatsu       Toyota Auto
    submitter       Motor        Motor          Body Co., Ltd.
                    Corporation  Co., Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       22,736,994   50,756         50,756                                                  22,838,506
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of        6,630,901        -              -                                                   6,630,901
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       34.88%    0.07%          0.07%                                                      35.00%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       36.66%    0.07%              -                                                      36.72%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition              -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of        9,445,229         -             -
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------


                                     4 / 5



----------------------------------------------------------------------------------------------------------------------------
Issuing Company: Mitsubishi Securities Co., Ltd. (Listed securities exchange:Tokyo, Osaka, Nagoya)        Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    472,092,843
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota       Daihatsu    Kanto Auto
    submitter       Motor        Motor       Works, Ltd.
                    Corporation  Co., Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       27,855,366   20,419      117,000                                                 27,992,785
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of                -        -            -                                                           -
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of        5.90%     0.00%        0.02%                                                      5.93%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       10.00%     0.01%            -                                                     10.01%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition              -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of       11,114,754         -            -
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
Issuing Company: Aioi Insurance Company Limited (Listed securities exchange:Tokyo, Osaka, Nagoya,         Total
Sapporo)
----------------------------------------------------------------------------------------------------------------------------
    Total number    756,201,411
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota        ARACO     Toyofuji      Toyota Auto
    submitter       Motor         Corp      Shipping      Body Co., Ltd.
                    Corporation             Co.,
                                            Ltd.
----------------------------------------------------------------------------------------------------------------------------
    Number of       252,567,758   42,194    42,194        42,194                                     252,694,340
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of                 -        -         -             -                                                -
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of        33.40%     0.01%    0.01%         0.01%                                           33.42%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of        33.40%     0.01%    0.01%             -                                           33.41%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition               -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of       53,675,288          -        -             -
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyoda Boshoku Corporation (Listed securities exchange:Tokyo, Nagoya)                    Total
----------------------------------------------------------------------------------------------------------------------------
    Total number    67,174,338
    of issued
    shares (shares)
----------------------------------------------------------------------------------------------------------------------------
    Name of         Toyota           Towa Real
    submitter       Motor            Estate Co., Ltd.
                    Corporation
----------------------------------------------------------------------------------------------------------------------------
    Number of       10,453,000       18,346,209                                                        28,799,209
    shares held
    (shares)
----------------------------------------------------------------------------------------------------------------------------
    Number of                -                -                                                                  -
    potentially
    diluted shares
    held (shares)
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       15.56%            27.31%                                                             42.87%
    shares
    currently held
----------------------------------------------------------------------------------------------------------------------------
    Percentage of       15.56%            33.36%                                                              15.56%
    shares
    previously held
----------------------------------------------------------------------------------------------------------------------------
    Acquisition              -
    and disposal
    of shares
    during the
    last sixty(60)
    days
----------------------------------------------------------------------------------------------------------------------------
    Amount of       53,675,288                 -
    funds for
    acquisition
    from December
    1, 1990
    (thousand yen)
----------------------------------------------------------------------------------------------------------------------------


                                     5 / 5